ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
and
ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
(each a "Trust," and, together, the "Trusts")
Supplement dated December 8, 2017,
 to the Statement of Additional Information dated May 1, 2017

This supplement updates certain information contained in the statement of additional information and should be attached to the statement of additional information ("SAI") and retained for future reference.

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Effective December 31, 2017, Roger A. Gelfenbien, a member of the Board of Trustees of the Trusts (the "Board"), will retire from the Board. Accordingly, all references to Mr. Gelfenbien are deleted from the SAI on that date.

Effective December 6, 2017, two new members joined the Board, Tamara Lynn Fagely and Richard H. Forde. Ms. Fagely and Mr. Forde were elected as members of the Board by the existing Board at a meeting held on June 14, 2017. The effective date of the start of Board service for Ms. Fagely and Mr. Forde was determined by the Board at a meeting held on December 6, 2017, effective at the conclusion of that meeting. Accordingly, the disclosure in the SAI regarding the Board is supplemented as follows:

Ms. Fagely and Mr. Forde are members of the Audit Committee, the Investment Committee and the Nominating and Corporate Governance Committee of the Trusts.

Ms. Fagely and Mr. Forde are added to the table of trustees and officers of the Trusts, as follows:

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
NON-INTERESTED TRUSTEES(1)
Tamara Lynn Fagely, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (12 funds)
Richard H. Forde, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
(1) Member of the Audit Committee.
(2) Indefinite.

The following briefly describes specific experiences, qualifications, attributes or skills Ms. Fagely and Mr. Forde bring to his or her service on the Board:

Ms. Fagely– Brings to the Board of Trustees extensive experience with mutual fund management and governance. She has over 20 years of senior management experience with various mutual fund and financial services firms, as well as prior experience serving as a member of the board of trustees and the audit committee chair for the Diamond Hill Funds, another mutual fund complex. This experience is directly applicable to the Board's supervision of the Trust's finance, operational and audit functions.

Mr. Forde – Brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including eight years as Chief Investment Officer and many prior years as senior managing director.  Mr. Forde also has board experience with Connecticut Water Service, Inc. Mr. Forde therefore brings to the Board considerable
AZLSAI-001-0517

experience with the securities industry, considerable knowledge of investments, and experience in board governance matters.

At the date of this supplement, Ms. Fagely and Mr. Forde do not beneficially own any shares of any Fund of the Trusts. Ms. Fagely and Mr. Forde, and each of their immediate family, do not own any class of securities of any investment advisor or principal underwriter of the Trusts, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trusts as of the date of this supplement. Ms. Fagely and Mr. Forde did not receive any compensation from the Trusts during the fiscal year ended December 31, 2016.

AZLSAI-001-0517